TRICO MARINE

Strategy Update

March 2007

Forward Looking Statements

This presentation contains certain statements that may be deemed to be "forward-looking statements" within the meaning of the Securities Act of 1933 and the Exchange Act of 1934. All statements, other than statements of historical facts, are forward-looking statements. These include statements that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, general industry conditions, future results of the Company's operations, capital expenditures, asset sales, expansion and growth opportunities, financing activities, debt repayment and other such matters. Although the Company believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the "Risk Factors" section of our Forms 10-Q and 10-K provide examples of risks, uncertainties and events that may cause the Company's actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.

Overview of Refleeting Strategy

Strengthen core business through all phases of the oilfield services cycle

- Imperative to upgrade our fleet
  - International long-term demand is strong
  - Our fleet is amongst the oldest
  - New vessels will have the capabilities required to compete
- We currently expect to spend $400-$600 million on vessels over the next 3-5 years
  - Represents approximately 20%-33% of our current fleet size
  - Funding from existing cash, expected free cash flow and prudent leverage
- We are actively pursuing newbuild and acquisition opportunities
  - We will remain disciplined in placing orders in the current market
  - Prefer to acquire entire fleets versus individual vessels

OSV Order Book

- The order book now stands at an estimated 563 vessels(1)
  - At all-time high
  - 14% of total OSV fleet size(2)
  - 232 vessels, or 41%, to be delivered in '07
  - 400 cumulative by the end of '08, or 71%
- Should gain better visibility of the impact on pricing from upcoming deliveries during 2007 and early 2008

HISTORICAL INDUSTRY DAYRATES(3)

North Sea PSVs


PSV Dayrates (000s)
£40
£35
£30
£25
£20
£15
£10
£5
£0

GoM Supply Vessels


Supply Vessel Dayrates
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0

ESTIMATED GLOBAL OSV ORDERBOOK(1)


Supply
PSV
AHTS

Total = 563

Source: Clarkson Research, Jefferies & Company as of February 2007.
(1) Based on Jefferies estimates and includes Bourbon's recently announced order for 46 new vessels (assumed 2009+ delivery) as of February 2007. Exact split between class estimated.
(2) Based on Jefferies estimate of approximately 3,900 global OSV vessels.
(3) Source: Jefferies & Company.

Newbuild Costs and Delivery Times Have Increased

- We expect to be able to optimize our vessel purchases by being selective and patient
  - Newbuild costs have increased dramatically
  - Don't expect significant erosion in newbuild prices but may see in speculative vessels
  - Vessels are 25- to 35-year assets
- Delivery times extending into 2009-2010+ further complicate newbuild decisions
- We intend to remain flexible

ILLUSTRATIVE NEWBUILD VESSEL COSTS (US$ MM)[1]


OSV
(GPA 640)
$24
$16
$8
46%
Medium PSV
(MT 6009)
$36
$24
$12
63%
15K HP
AHTS
$60
$40
$20
38%
Two Years Ago
One Year Ago
Now

Source: Trico estimates and industry data.

(1) Individual costs vary by vessel by yard, delivery time, components, etc. GPA vessels built in the U.S. Other vessels built in northern Europe.

"Buy – Build" Considerations

- Anticipate refleeting through new building and vessel acquisitions
  - Acquisitions may include entire fleets or entities
  - Anticipate speculators continuing to sell vessels
- Acquisitions are attractive
  - Near-term cash flow/contracts
  - Certainty of delivery date and cost
  - Shore-based employees and vessel crews are assets
  - Enhance customer base
  - Not exacerbating order book

Illustrative Refleeting Programs

- $400-$600 million provides for the construction of 12-22 vessels over the next 3-5 years
  - Represents 20%-33% of Trico's current fleet size
  - If delivered today our pro forma fleet age would be 13-15 years
- Greatly enhances fleet capabilities and competitiveness
  - Better able to serve growing global mid/deepwater segment
  - Increases existing mid/deepwater fleet of 26 vessels by 46%-85%; approximately half of vessels in pro forma fleet
- Funding through existing cash, projected free cash flow and prudent leverage

Illustrative Refleeting Programs[1]

Vessel Type	Program I	Program II	Applicable Trico Core Markets
15,000 hp AHTS	1 - 2	0 - 1	N. Sea, W. Africa, SE Asia
Large North Sea Class PSV	2 - 3	1 - 2	N. Sea, W. Africa, subsea support
Medium North Sea Class PSV	3 - 4	2 - 3	N. Sea, W. Africa, SE Asia
10,000 hp International Class AHTS	3 - 4	6 - 8	W. Africa, SE Asia
Gulf/International Class OSV	3 - 4	6 - 8	GoM, Mexico, W. Africa, SE Asia
Vessels	**12 - 17**	**15 - 22**	
% of Current Fleet	***18% - 26%***	***23% - 34%***	
Total Estimated Cost ($ mm)	**$390 - $570**	**$430 - $660**	

Note: Not actual programs. Intended to illustrate potential range of alternatives, estimate cost, indicate flexibility in vessel placement and pro forma fleet age.

(1) Refleeting programs do not include our three vessels under construction ($60 million).

Recent Convertible Provides Attractively Priced Debt Capital

TRANSACTION SUMMARY

- Proceeds to be used towards refleeting
- Achieved very attractive terms
- Net share settlement feature significantly lowers potential dilution
  - Accretive to 2007 consensus estimates up to ~$55 per share[1]
- Long-term unsecured capital
- Preserves flexibility on secured debt

2007E ACCRETION/DILUTION[1]


2007E EPS % Accretion/(Dilution)
6%
4%
2%
0%
(2%)
(4%)
Current Price: $37.06
$35
$40
$45
$50
$55
$60
$65
$70
$75
TRMA Share Price

SHARES ISSUED


Shares Issued (in mm)
1.5
1.0
0.5
0.0
$35
$40
$45
$50
$55
$60
$65
$70
$75
TRMA Share Price

(1) Reflects net proceeds of offering invested at 5% versus fixed cost debt of 3% and excludes deferred financing costs.

Public Competitors' Fleets and Newbuild Programs


FLEET SIZE (VESSELS)
NEWBUILD PROGRAM COST (US$ MM)
(1)
(2)
BOURBON
(3)
$60 mm committed/
$460-$660 mm pro forma
NA (18 vessels)
SOLSTAD OFFSHORE ASA
NA (12 vessels)
(4)
SIEM OFFSHORE
(5)
HAVILA
0
100
200
300
400
$0
$400
$800
$1,200
$1,600

Source: Company filings, websites, press releases and Trico estimates.
(1) Only includes active vessels and excludes stacked vessels. $347 mm remaining to be spent on $1.8 bn newbuild program.
(2) Only includes vessels in its Offshore Marine Services division. "Newbuild program cost" reflects forecasted capital improvements and PP&E additions per 4Q06 earnings release.
(3) Lightly shaded area represents up to additional $600 mm in capex spending for new vessels (beyond the three already under construction for $60 mm).
(4) Newbuild program estimated to cost at least $300 mm.
(5) Reflects price paid for 22 shipbuilding contracts in April 2006 from Seatankers – has subsequently sold three contracts and invested in one additional AHTS shipbuilding contract.

Trico's Core Markets

- Repositioning to markets with long-term growth potential and achieving critical mass in all of our core markets
  - Optimizing ownership structures and partnerships
  - Partner with COSL, the leading offshore services company in China
- New vessels serve broadest part of market with applicability in multiple regions



North Sea

	04	Current
AHTS	6	5
PSV	10	9
	16	14

U.S. Gulf

	04	Current
180	21	20
220	3	2
Crew	3	4
	27	26

Southeast Asia[1]

	04	Current
180	0	5

Mexico

	04	Current
180	3	4
Crew	6	1
	9	5

West Africa

	04	Current
AHTS	0	1
PSV	1	0
180	0	6
220	2	3
Crew	1	1
	4	11

Stacked Vessels

	04	Current
180	19	1
Crew	1	1
	20	2

Note: Excludes Brazil operations.
(1) Vessels estimated to arrive in Southeast Asia in May 2007.

Building Shareholder Value

- We believe our strategy to strengthen Trico's core capabilities will maximize long-term shareholder value
- We continue to examine other alternatives to achieve this objective
- Proposed transactions, including those that reduce our size, scope or financial flexibility, are evaluated on individual merit, their contribution to the total value of Trico and versus our strategic plan
- Strategic challenges
  - Sum vs. the parts
  - Tax and finance consequences

2006 REVENUE (US$ MM)


$1,600
$1,200
$800
$400
$0
$1,323
$1,078
$941
$487
$314
$291
$275
$251
$244
$122
$108
$77
$77
BOURBON
DOF
FARSTAD
G
TRICO
Eidesvik
HAVILA

Source: Company filings.

Summary

Our strategy is to strengthen Trico's core offshore supply capabilities in order to create shareholder value throughout the cycle

- **We must upgrade and renew our fleet**
- **We currently expect to spend $400-$600 million on vessels over the next 3-5 years**
- **We are actively pursuing newbuild and acquisition opportunities**
- **We are committed to building long-term shareholder value**

Appendix

Market Update – North Sea

- Market continues to be strong with record dayrates achieved in late 4Q06[(1)]
  - AHTS earned £140,000 per day in December[(1)]
    - The highest vessel dayrate of all time
  - PSV earned £52,500 per day in December[(1)]
- Vessel rates have softened slightly in Q1 but expected to strengthen as construction season commences
  - AHTSs and PSVs earning up to £65,000 and £50,000 per day in March, respectively[(2)]
- 35-year record in exploration licenses in the UK sector of the North Sea
  - 147 applications by 121 companies in the UK 24th Licensing Round
- New and renewed market areas such as the Faroe Islands and Barents Sea
- Planned rig arrivals in 2007

(1) ODS-Petrodata, Offshore Marine Monthly, January 2007. Represent industry rates and not Trico-specific rates.
(2) ODS-Petrodata, Offshore Marine Monthly, March 2007. Represent industry rates and not Trico-specific rates.

Market Update – Gulf of Mexico

- Largest shallow water fleet in the Gulf of Mexico with 81% of actively marketed Gulf supply vessels under term contracts(1)
  - 95% of Gulf supply vessels at or above $9,000 per day
- Supply issues
  - Limited yard availability and equipment backlog
  - No meaningful OSV capacity entering the market until early 2008
  - International operators selectively mobilizing tonnage to international markets
- Demand issues
  - Dayrates softened in 3Q06 and 4Q06
  - Jackup rig departures are affecting vessel utilization
  - Customer mentality of hoarding vessels has subsided

Source: Company research, Jefferies research, ODS-Petrodata and competitors' websites.
(1) As of March 10, 2007 and assumes term contracts to be 30 days or more.

Market Update – West Africa

- West Africa has been tarnished by increasing hostilities in Nigeria
  - We are currently also working in Angola, Gabon and Congo
- Region remains a strong market for both Gulf Class and North Sea Class vessels
  - Trico has mobilized seven vessels since the beginning of 2005
- Dayrates lag mature markets but are approaching parity
- Cabotage laws are becoming more important
- $50 billion will be invested during the decade in Gulf of Guinea's energy sector(1)
  - U.S. companies will account for 40% of the investment
- Active rig utilization is 100% with active rig count expected to increase through 2010, particularly in 2007 and 2008(2)

(1) The Power and Interest News Report, The Increasing Importance of African Oil, March 2006.
(2) Jefferies, Offshore Drilling Monthly, January 2007.

Comparable Valuations

We anticipate that the successful execution of our strategy will narrow the discount in our trading multiples

Company	Stock Price 3/9/07	Equity Value	Enterprise Value	EV / EBITDA[1] 2007E	EV / EBITDA[1] 2008E	P/E[1] 2007E	P/E[1] 2008E	P/CF[1] 2007E	P/CF[1] 2008E
Trico Marine Services	**$37.06**	**$566**	**$479**	**4.9x**	**4.4x**	**10.6x**	**9.6x**	**6.3x**	**5.7x**
U.S. Traded Peers									
Gulfmark Offshore	$41.67	$974	$1,052	7.7x	6.8x	10.7x	9.3x	7.6x	6.7x
Hornbeck Offshore	26.04	683	759	5.7	4.3	10.9	8.7	6.3	5.0
Seacor Holdings	96.28	2,719	2,865	5.7	5.7	11.4	10.9	6.5	6.3
Tidewater[2]	53.79	3,042	2,973	5.8	5.8	8.9	8.9	6.6	6.6
Mean				**6.2x**	**5.6x**	**10.5x**	**9.5x**	**6.7x**	**6.1x**
Median				**5.8x**	**5.7x**	**10.8x**	**9.1x**	**6.5x**	**6.4x**
European Traded Peers[3]									
Bourbon	$61.82	$3,103	$4,380	11.5x	9.9x	16.4x	14.8x	8.6x	8.1x
Deep Sea Supply	3.24	414	538	4.8	5.0	5.4	6.0	4.8	5.1
DOF	10.20	844	1,772	7.1	6.0	9.6	7.9	4.7	3.9
Eidesvik Offshore	9.71	293	355	5.6	4.5	15.4	10.2	5.8	4.7
Farstad Shipping	20.64	805	1,318	6.9	6.6	8.0	7.7	5.4	4.8
Havila Shipping	13.44	214	361	6.2	4.6	7.1	5.6	4.5	3.2
Siem Offshore	1.76	295	423	6.6	5.1	8.8	7.4	6.8	4.5
Solstad Offshore	21.53	814	1,342	6.9	6.7	8.7	8.8	4.8	4.4
Mean				**7.0x**	**6.0x**	**9.9x**	**8.6x**	**5.7x**	**4.8x**
Median				**6.7x**	**5.6x**	**8.7x**	**7.8x**	**5.1x**	**4.6x**

Source: Company filings and Factset Research Systems.

(1) Based on IBES consensus estimates and Wall Street estimates.

(2) Based on calendarized estimates given Tidewater's 3/31 fiscal year-end.

(2) Based on currency exchange rate of 1 USD = 6.176 NOK and 1.311 USD = 1 EUR.